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                                                                    EXHIBIT 10.9

                           SHARE PURCHASE AGREEMENT



                                 TABLE OF CONTENTS

Section 1.   The Closing
Section 2.   Sale of Shares
Section 3.   Covenant of Sellers
Section 4.   Representations and Warranties of Sellers
Section 5.   Representations and Warranties of the Company
Section 6.   Representations and Warranties of Buyer
Section 7.   Indemnities
Section 8.   Additional Covenants of the Company and Sellers
Section 9.   Transactions to be Completed at Closing
Section 10.  Governing Law
Section 11.  Amendment and Waiver
Section 12.  Assignment
Section 13.  Notices
Section 14.  Section Headings
Section 15.  Exhibits
Section 16.  Entire Agreement
Section 17.  Counterparts

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                           SHARE PURCHASE AGREEMENT


Agreement dated the 1st day of October, 1996 between and among Frank E. Jakubec ("FEJ"), individually, Dennis W. Swim ("DWS"), individually,(collectively, FEJ and DWS will be referred to as the "Sellers"), Butler Products Corporation, a Kentucky corporation ("Butler" or the "Company"), and Omni USA, Inc., a Nevada corporation ("Omni" or "Buyer").

                                 WITNESSETH:

WHEREAS, Sellers own 75 shares (the "Shares") of the Company, no par value per share, which Sellers wish to sell to Buyer and Buyer wishes to purchase from Sellers, all on the terms hereinafter set forth:

WHEREAS, the Company deems that it is in the best interest of the Company for the Buyer to purchase the Shares, and the Company is entering into this Agreement to induce the Buyer to purchase the Shares in accordance with this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.   THE CLOSING

     1.1 Closing (the "Closing") will take place within thirty (30) days after the Company gives notice to Sellers and Buyer (the "Closing Notice") that the following condition precedent to the Closing has been satisfied:

     The following approvals and consents required in connection with this Agreement and to conclude duly and legally the transactions contemplated herein shall have been obtained and shall be in full force and effect.

     Frank E. Jakubec, individually
     Dennis W. Swim, individually
     Butler Products Corporation, a Kentucky corporation
     Frank E. Jakubec, as shareholder of Butler
     Dennis W. Swim, as shareholder of Butler

     The Company will give the Closing Notice promptly after all approvals and consents have been obtained.

     1.2 The Closing will take place on a business day approved by Sellers, the Company and Buyer, but in the absence of such approval, closing shall take place on the 20th business day following the day on which the Closing Notice is given to Buyer.

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As used in this Agreement, the term "business day" is a day on which banks are open for business in both Texas and Kentucky.

     1.3 The Closing will take place by telephone and facsimile connection between Michael A. Zahorik, Esq., Robert S. Moore, II, Jeffrey K. Daniel, for Buyer, and FEJ and DWS, for themselves and Butler at a time mutually determined.

     1.4 If the Closing Notice has not been given to Sellers and Buyer on or before September 15, 1996, then Buyer may terminate this Agreement by giving notice of termination to the other and to the Company at any time prior to receiving the Closing Notice. On such termination, none of the parties will have any obligations or liabilities to the others under this Agreement.

2.   SALE OF SHARES

     2.1 At the Closing, Sellers will sell to Buyer, and Buyer will purchase from Sellers, the Shares for the following consideration:

          (a)  U.S. $225,000 at the Closing;

          (b) Subject to Section 7.14, Subordinated note in the principal amount of U.S. $333,333 payable to FEJ, and a subordinated note in the principal amount of U.S. $166,667 payable to DWS, (the "Notes");

          (c) Subject to Section 7.14, 100,000 shares of unregistered Omni common stock issued to FEJ and 50,000 shares of unregistered Omni common stock issued to DWS;

          (d) Employment agreements at a compensation level of $90,000 per year for FEJ and $60,000 per year for DWS and agreements not to compete.

     2.2 The payments under Section 2.1(b) will be evidenced by and made in accordance with the Notes set forth in Exhibit 2.1(b) hereto.

3.   COVENANTS OF SELLERS

     3.1 From the execution of this Agreement until the payment in full of the Notes, Sellers will not engage directly or indirectly in any business not related to Omni or Butler (the "Business") and will not invest in or provide loans or other credit facilities to any person, corporation, partnership or other entity which engages directly or indirectly in any aspect

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of the Business but this covenant will not preclude Sellers from acquiring securities which are traded publicly.

     3.2 Sellers will not disclose any trade secrets or other proprietary or confidential information pertaining to any aspect of the Business.

     3.3  Sellers acknowledge that violation of any of the provisions of this
Section 3 will cause irreparable loss and harm to both the Company and Buyer which cannot be reasonably or adequately compensated by damages in an action at law. Accordingly, in the event of a breach or threatened breach by Sellers of any of the provisions of this Section 3, each of the Company and Buyer shall be entitled to injunctive and other equitable relief to prevent or cure any breach of threatened breach thereof, and Sellers agree that it will not be a defense to any request for such relief that the Company or Buyer has an adequate remedy at law. Notwithstanding the foregoing, the Company and Buyer shall have other legal remedies as may be appropriate under this circumstance including, inter alia, recovery of damages occasioned by such breach. For purposes of any proceeding under or with respect to this Section 3, Sellers, the Company and Buyer submit to the jurisdiction of the court of the State of Texas and of the United States located in the County of Harris, State of Texas; and each agrees not to raise and waives any objection to or defense based on the venue of any such court or forum non conveniens.

     3.4 A court of competent jurisdiction, if it determines any of the provisions of this Section 3 to be unreasonable in scope, time or geography, is hereby authorized by Sellers, the Company and Buyer to enforce the same in such narrower scope, shorter time or lesser geography as such court determines to be reasonable under all the circumstances.

4.   REPRESENTATIONS AND WARRANTIES OF SELLERS

     4.1  Sellers represent and warrant to the Buyer as follows:

          (a) the Company is duly incorporated and validly existing under the laws of Kentucky; the Company is duly and qualified to conduct business in all jurisdictions where it is required to qualify; the Company has the corporate power and authority to execute, deliver and perform this Agreement and any other agreement or discount executed by either of them under or in connection with this Agreement; and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and any such other agreement or document. This Agreement constitutes, and any such other agreement or document when executed will constitute, the legal,

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valid and binding obligations of Sellers and the Company enforceable against
Sellers and the Company in accordance with their respective terms.

          (b) Neither the execution or delivery of this Agreement or the transactions contemplated herein, nor compliance with the terms and conditions of this Agreement will:

              (i) contravene any provision of law or any statute, decree, rule or regulation binding upon Sellers or the Company or contravene any judgment, decree, franchise, order or permit applicable to Sellers or the Company; or

              (ii) conflict with or result in any breach of any terms, covenants, conditions or provisions of, or constitute a default (with or without the giving of notice or passage of time or both) under the Articles of Incorporation or Bylaws of the Company or any agreement or other instrument to which Sellers or the Company is a party or by which either is bound, or result in the creation or imposition of any lien, security, charge or encumbrance upon any of the assets, rights, contracts or other property of the Company.

          (c) All authorizations, consents or approvals of, or exemptions by, any governmental, judicial or public body or authority required to authorize, or required in connection with (i) the execution, delivery or performance of this Agreement by Sellers and the Company, or (ii) any of the transactions contemplated by this Agreement, or (iii) any of the certificates, instruments or agreements executed by Sellers or the Company in connection with this Agreement, or (iv) the taking of any action by Sellers or the Company, have been or at the Closing will have been obtained and at the Closing will be in full force and effect.

          (d) Exhibits 4.1(d)-1 and 4.1(d)-2 hereto contain, respectively, true and complete copies of the Articles of Incorporation and Bylaws of the Company, and the same have not been amended and are in full force and effect; as of the Closing the Articles of Incorporation and Bylaws of the Company will be amended, respectively, in accordance with Exhibits 4.1(d)-3 and 4.1(d)-4 hereto.

          (e) The audited financial statements of the Company as of December 31, 1995, and the unaudited financial statements of the Company as of July 31, 1996, including profit and loss statements for the periods then ended and balance sheets as of these dates, as set forth in Exhibit 4.1(e) hereto (the "Financial Statements"), present fairly, in the case of the

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profit and loss statements, the results of operations of the Company for the one year and seven-month periods then ended, and in the case of the balance sheets, the financial condition of the Company at said dates. As at said dates, the Company did not have any liabilities (contingent or otherwise) or assets which are not disclosed in the Financial Statements or, in the case of liabilities, reserved against therein. The Financial Statements have been prepared in accordance with generally accepted accounting principles and practices in the United States consistently applied. Since the dates of the Financial Statements there have been no adverse changes in the business or financial condition of the Company and the Company has not incurred any additional obligations or liabilities except trade debts in the ordinary course of business.

The Company has filed all tax returns which it has been required to file and has paid all taxes and interest and penalties, if any, which it has been required to pay. The Company will prepare and file the Company's short year tax returns through Closing and Sellers will pay all tax liability as a result of the Company's operations for 1996.

          (f) Exhibit 4.1(f)-1 sets forth all of the patents, copyrights, trademarks and service marks of the Company; Exhibit 4.1(f)-2 sets forth all of the furniture and fixtures of the Company; Exhibit 4.1(f)-3 sets forth all of the machinery and equipment of the Company; Exhibit 4.1(f)-4 sets forth all of the real estate of the Company (including a description of the improvements thereon); Exhibit 4.1(f)-5 sets forth all of the contracts in which the Company is a party, including, but not limited to, labor, employment, service, maintenance and rental contracts. All of the assets, property, rights and contracts set forth in Exhibit 4.1(f)-1 through Exhibit 4.1(f)-5, inclusive, are collectively called the "Company Assets." All of the information concerning the Company Assets contained in said Exhibits is true and correct. The Company owns all of the rights in and to the Company Assets; the patents, copyrights, trademarks and service marks set forth in Exhibit 4.1(f)-1 are valid patents, copyrights, trademarks and service marks under the laws of the United States and are duly and properly registered in the name of the Company; and, except as set forth in Exhibits 4.1(f)-6 respective encumbrances, none of the rights in or to any of the Company Assets has been sold, leased, assigned, encumbered or transferred in any way, and there are no rights, options or privileges outstanding with respect to any of the Company Assets. Excepting for ordinary wear and tear, the furniture and fixtures and machinery and equipment set forth in Exhibits 4.1(f)-2 and 4.1(f)-3 are in good condition and in the case of the machinery and equipment in good operating order. The improvements on the

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real estate set forth in Exhibit 4.1(f)-4 and the fixtures therein are in good condition.

Apart from the Company Assets and other assets set forth in the Financial Statements, the Company has no assets, rights or other property.

          (g) Exhibit 4.1(f)-5 contains true and complete copies of all of the contracts set forth therein including any amendments thereto. The Company is not a party to any other contract. The contracts set forth in Exhibit 4.1(f)-5 are in full force and effect, are enforceable in accordance with the terms, and no default by any party thereto, or event which with giving of notice or passage of time or both would constitute a default, exists thereunder. All amounts due and owing under said contracts have been paid; none of said contracts and none of the rights of the Company thereunder has been sold, assigned, encumbered or transferred in any way; and, apart from the rights expressly set forth in said contracts themselves, there are no rights, options or privileges outstanding with respect to any of said contracts or the rights therein.

          (h) None of the Company Assets (i) violates or infringes any contract, copyright, trademark, service mark, right of privacy, patent or other right, or
(ii) contains any materials which the Company is not duly authorized to use, or
(iii) misuses or misappropriates any trade secret or confidential or proprietary information.

          (i) Except for the claim by Butler regarding Edward Martin, there is no litigation or arbitration or administrative proceeding or claim asserted, pending or threatened respecting or involving the Company, the business of the Company or any of the Company Assets or other assets of the Company.

          (j) There is no order, writ, injunction or decree of any court, government or governmental agency or any arbitration award affecting the Company, the business of the Company or any of the Company Assets or other assets of the Company.

          (k) Exhibit 4.1(k) hereto contains a list of all of the officers, directors, employees and agents of the Company, their salaries and other compensation arrangements; the Company has no other obligations for salary or compensation.

          (l) Exhibit 4.1(l) hereto contains true and complete copies of all health, pension, retirement, profit sharing and deferred compensation arrangements maintained by the Company.

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          (m) Exhibit 4.1(m) hereto contains a list of all the banks at which the Company has accounts and the authorized signatories on such accounts.

          (n) Exhibit 4.1(n) hereto contains a description of all insurance maintained by the Company; no default exists with respect to any of such insurance and all of such insurance are in full force and effect.

          (o) Sellers are the sole owner of the Shares and of all the rights in and to the Shares; the Shares are represented by share certificates Nos. 1 and 2, and Sellers may sell the Shares to Buyer pursuant to this Agreement without the consent or approval of any person, corporation, partnership, governmental authority or other entity; the Shares are fully paid and nonassessable and, except as provided in this Agreement, Sellers have not sold, transferred or assigned any of their rights in or to any of the Shares, the Shares are free and clear of any liens, claims, encumbrances and restrictions of any kind except for the approvals noted above.

          (p) There is no option, warrant, privilege or other right outstanding with respect to any unissued Shares of the Company, whether treasury shares or otherwise, and there is no option, warrant, privilege or other right outstanding with respect to any of the Shares; the Company has issued and outstanding 75 shares of common stock, no par value per share; there are no other shares of the Company outstanding; the Company is authorized to issue 1000 shares of no par value common stock.

     4.2 Knowledge by Buyer of any event, circumstances or fact will not vitiate or otherwise impair any of the warranties of Sellers or any of the rights and remedies available to Buyer with respect to such warranties.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     5.1 The Company represents and warrants to Buyer that the representations and warranties of Sellers under Section 4.1, insofar as they pertain to the Company, are true and correct.

     5.2 Knowledge by Buyer of any event, circumstance or fact will not vitiate or otherwise impair any of the warranties of the Company or any of the rights and remedies available to Buyer with respect to such warranties.

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6.   REPRESENTATIONS AND WARRANTIES OF BUYER

     6.1  Buyer represents and warrants to Sellers and the Company as follows:

          (a) Buyer is duly incorporated and validly existing under the laws of Nevada; it has the corporate power and authority to execute, deliver and perform this Agreement, the Notes and any other agreement or document executed by it under or in connection with this Agreement, and it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, the Notes and any such other agreement or document. This Agreement constitutes, and the Notes and any such other agreement or document when executed will constitute, the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

          (b) Neither the execution nor delivery of this Agreement, nor the transactions contemplated herein, nor compliance with the terms and conditions of this Agreement will:

              (i) contravene any provision of law or any statute, decree, rule or regulation binding upon Buyer or contravene any judgment, decree, franchise, order or permit applicable to Buyer;

              (ii) conflict with or result in any breach of any terms, covenants, conditions or provisions or, or constitute a default (with or without the giving of notice or passage of time or both) under the Certificate of Incorporation or Bylaws of Buyer or any agreement or other instrument to which Buyer is a party or by which it is bound.

          (c) No authorization, consent or approval of or exemption by, any governmental, judicial or public body or authority is required to authorize, or is required in connection with (i) the execution, delivery and performance by Buyer of this Agreement or the Notes, or (ii) any of the transactions contemplated by this Agreement, or (iii) any of the certificates, instruments or other agreements executed by Buyer in connection with this Agreement, or (iv) the taking of any action by Buyer.

     6.2 Knowledge by Sellers or the Company of any event, circumstances or fact will not vitiate or otherwise impair any of the representations or warranties of Buyer or any of the rights and remedies available to Sellers or the Company with respect to such representations and warranties.

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7.   INDEMNITIES

     7.1 The representations and warranties of the Company, Sellers and Buyer will be deemed made on execution of this Agreement and at the Closing, and all of those representations and warranties and all of the covenants and obligations of the parties under this Agreement will survive the Closing.

     7.2 Buyer will hold each of Sellers and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees and court costs) which either Sellers or the Company incurs by reason of any representation or warranty of Buyer being incorrect or by reason of any breach by Buyer of any if its covenants or obligations under this Agreement.

     7.3 The Company will hold Buyer harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees and court costs) which Buyer incurs by reason of any representation or warranty of the Company being incorrect or by reason of any breach by the Company of any of its covenants or obligations under this Agreement.

     7.4 Sellers will hold Buyer harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees and court costs) which Buyer incurs by reason of any representation or warranty of Sellers being incorrect or by reason of any breach by Sellers of any of its covenants or obligations under this Agreement.

     7.5 Sellers will hold Buyer and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees and court costs) which Buyer or the Company incurs by reason of any property damage or bodily injury arising out of any product liability claims for products sold prior to Closing.

     7.6 Sellers will hold Buyer and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees and court costs) which Buyer or the Company incurs by reason of any environmental claims accruing before Closing in or about the manufacturing facility in Butler, Kentucky.

     7.7 Sellers will hold Buyer and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees, collection costs and court costs) as a result of receivables booked at Closing and not collected within

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120 days of Closing, except for the receivables due from Fruehauf Corporation
("Fruehauf"), which will be indemnified by Sellers as set forth herein.

         As of the date of this Agreement, the total due Company from Fruehauf is $33,036.56. Buyer will withhold $25,000 from the amount due to Sellers at Closing as specified in Section 2.1(a). Any proceeds from Fruehauf for unpaid invoices as of the date of this Agreement or any proceeds received for accounts receivable written off the books of the Company prior to January 1, 1996, will be retained by Buyer up to the amount of $8,036.56. All proceeds in excess of this amount will immediately be paid to Sellers up to the total of $25,000.

    7.8 Sellers will hold Buyer and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees, collection costs and court costs) for any other claims made against the Company for any loss or cause of action accruing before Closing.

     7.9 Sellers will hold Buyer and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees, collection costs and court costs) for any liability arising out of the Bulk Sales law, as enacted and applicable.

     7.10 Sellers will hold Buyer and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees, collection costs and court costs) for any warranty claims in excess of $100 for products manufactured prior to Closing.

     7.11 Sellers will hold Buyer and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees, collection costs and court costs) for any liability arising out of or related to an OSHA violation which accrues prior to Closing.

     7.12 Sellers will hold Buyer and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees, collection costs and court costs) for any liability from third party claims arising out of, related to, or as a result this Agreement, its contemplated transaction, or breaches of the representations and warranties contained herein.

     7.13 Sellers will hold Buyer and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees, collection costs and court costs) for any

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current tax liability as a result of Butler operations prior to Closing.

     7.14 In order to induce Buyer to agree with Sellers' indemnifications set forth in this Article 7, Sellers agree that Buyer will hold in escrow (the "Escrow") in the offices of Buyer consistent with the terms set forth below (the "Escrow Terms"), 150,000 shares of Omni common stock issued to FEJ and DWS under
Section 2.1(c) ("Omni Shares"), and the Notes payable to FEJ and DWS under
Section 2.1(b).

          (a) The Omni Shares will be held in Escrow for two (2) years from Closing, and the Notes will be held in Escrow for five (5) years from Closing at Omni's Shareholder Relations Department consistent with these Escrow Terms.

          (b) In the event of a claim or occurrence arising under these indemnity provisions set forth in Section 7, the amount of any loss, damage, cost or expense (including, without limitation, legal fees, collection costs and court costs) will be set off against the Notes or the Omni Shares, at the option of Buyer.

          (c) If the loss is set off against the Notes, the note in the principal amount of U.S. $333,000 payable to FEJ will be reduced by an amount equal to two-thirds (2/3rds) of the loss, and the note in the principal amount of U.S. $166,000 payable to DWS will be reduced by an amount equal to one-third (1/3rd) of the loss.

          (d) If the loss is set off against the Omni Shares, the price per share of the Omni Shares shall first be the average closing bid price of the Common Stock as reported by Bloomberg, L.P. for shares traded in the United States for the five consecutive trading days preceding the date the loss is incurred by Buyer. The Omni Shares issued to FEJ will be reduced by an amount equal to two-thirds (2/3rds) of the loss, and the Omni Shares issued to DWS will be reduced by an amount equal to one-third (1/3rd) of the loss.

          (e) The handling of a claim or occurrence arising under these indemnity provisions set forth in Section 7 shall be conducted under the procedures and by the personnel, including attorneys, designated by Omni. Sellers, in the reasonable exercise of their discretion, at their costs, may involve themselves in such claim and jointly control such claim with Omni, however Omni shall have the ultimate right to control the defense of the claim; however, a claim may not be settled without the written consent of Sellers. Omni agrees to furnish Sellers periodic status reports

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and advise Sellers of significant developments with respect to such claim.
Sellers shall cooperate fully in the defense of such claims in the manner and to such extent as Omni may reasonably require.

8.   ADDITIONAL COVENANTS OF THE COMPANY AND SELLERS

     8.1 The Company and Sellers will use their best efforts to have the condition precedent under Section 1.1 satisfied.

     8.2 Prior to the Closing, the Company will, and Sellers will cause the Company to:

          (a) continue to conduct, its business in accordance with the Company's normal and past practices;

          (b) maintain the Company's properties and other assets in good repair, order and condition;

          (c) maintain the Company's books of account and records in the usual, regular and ordinary manner in accordance with generally accepted accounting principles;

          (d) comply in all material respects with all laws applicable to them and to the conduct of the Company business;

          (e) maintain all insurance policies, or equivalent replacement policies, presently carried by the Company;

          (f) notify Buyer in writing of any material adverse change which would or might be reasonably be expected to materially and adversely affect the financial condition, business or affairs of the Company.

     8.3 Prior to the Closing, the Company will not do, and Sellers will not permit the Company to do, any of the following without Buyer's prior written consent:

          (a) issue any shares, or issue any rights or privileges to acquire any shares or other securities of the Company, or issue any other securities;

          (b) change the nature of its business;

          (c) declare or pay any dividend or make any other distribution or payment in respect of any of its shares or purchase or redeem any of its shares;

          (d) amend its Articles of Incorporation or Bylaws except in accordance with Exhibits 4.1(d)-3 and 4.1(d)-4 hereto;

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          (e) merge or consolidate with any corporation or other entity or liquidate or dissolve;

          (f) adopt or agree to adopt any plan providing for its reorganization;

          (g) make any loan or other extension of credit or issue any guaranty or otherwise incur any contingent liability (except for extensions of credit not exceeding thirty (30) days to trade creditors in accordance with past practices and in the normal course of business);

          (h) sell, pledge, transfer, assign or grant a security interest in any of its assets, property, contracts or rights;

          (i) enter into or terminate any contract;

          (j) employ anyone or terminate anyone's employment;

          (k) pay any compensation other than the current monthly payroll, raise or agree to raise anyone's compensation, or pay or agree to pay any bonus or other special compensation

          (l) dispose of, or encumber any Company property or assets.

     8.4  Promptly after the Closing the Company and Sellers will:

          (a) Furnish copies of Company books and records;

          (b) Furnish true and complete copies of resolutions accepted by Seller's Board of Directors and all shareholders entitled to vote thereon confirming this Agreement, authorizing all transactions contemplated herein and the execution and delivery by Seller of all instruments then or thereafter required to do so; said resolutions to be duly certified by the Secretary of Seller;

          (c) Opinion of Seller's counsel governed by and interpreted in accordance with the Legal Opinion Accord of the ABA Section of Business Law
(1991) and subject to the General Qualifications (as defined therein) that:

              (i) The Company is organized as a corporation, validly existing and in good standing in its jurisdiction of incorporation and has the corporate power and authority to conduct its business;

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              (ii) The Company is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where such qualification is required;

              (iii) The authorized capital stock of the Company consists of 1000 shares, of which 75 shares are outstanding, validly issued, fully paid and non-assessable;

              (iv) The Company has full corporate power and corporate authority to execute, deliver and perform the Stock Purchase Agreement. The Stock Purchase Agreement has been duly authorized by all requisite corporate action, has been validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company and its shareholders in accordance with its terms;

              (v) The Stock Purchase Agreement, and the transactions contemplated therein, does not violate Company Charter or Bylaws;

              (vi) The Stock Purchase Agreement, and the transactions contemplated therein, does not violate other agreements or contracts to which the Company or its shareholders is a party;

              (vii) The Stock Purchase Agreement, and the transactions contemplated therein, does not require governmental consents or filings not obtained or made previously;

              (viii) The Stock Purchase Agreement, and the transactions contemplated therein, does not violate, and is consistent with, applicable "Bulk Sales Laws;"

              (ix) There are no threatened or pending litigation or claims against the Company;

              (x) There are  no judgments outstanding against the Company; and

              (xi) Title to Butler Products Corporation stock is consistent with UCC (S) 8-302.

          (d) Assignment of all right, title and interest of any property used in the Company's business that is not so titled.

9.   TRANSACTIONS TO BE COMPLETED AT CLOSING

     9.1 The following requirements will be completed or satisfied, as the case may be, at the Closing.

          (a) Sellers will deliver to Buyer share certificates representing the Shares, which certificates will be duly endorsed by Sellers to Buyer.

          (b) Buyer will deliver said share certificates to the Company and the Company will deliver to Buyer a certificate, duly executed and issued in the name of Buyer, representing 75 shares of the Company, no par value per share, registered in the name of Buyer.

          (c) Buyer will pay Sellers by wire transfer to an account designated by Sellers THE U.S. $250,000 CASH PORTION OF THE PURCHASE PRICE SET FORTH IN
SECTION 2.1(A).

          (d) Buyer will issue and hold in Escrow pursuant Section 7.14 100,000 shares of unregistered Omni common stock issued to FEJ and 50,000 shares of unregistered Omni common stock issued to DWS set forth in Section 2.1(c).

          (e) Buyer will execute and hold in Escrow pursuant Section 7.14 the Notes set forth in Section 2.1(b).

          (f) The Company will be furnished with a title insurance policy issued by a title company licensed in the State of Kentucky confirming that title to the real estate described in Exhibit 4.1(f)-4 is as set forth in said Exhibit.

          (g) The Company and FEJ and DWS, will have entered into employment contracts (the "Employment Contracts") in the form of Exhibit 9.1(f) hereto, and the Employment Contracts will be in full force and effect. FEJ and DWS will be capable of performing their respective duties under the Employment Contracts.

          (h) Buyer will be furnished with current insurance policies, naming Buyer as an additional insured, insuring Buyer against the risks of FEJ and DWS being unable to perform their duties under their respective Employment Contracts for a period not to exceed the terms of the Employment Contracts from the date of the Closing by reason of death or incapacity.

          (i) Buyer will be furnished with copies of the Company's Articles of Incorporation and Bylaws amended in accordance with Exhibits 4.1(d)-3 and 4.1(d)-4 hereto and a certificate by an officer or director of the Company certifying that the same are in full force and effect. Buyer will also be furnished with a certified copy of the Company's Articles of Incorporation as so amended dated within five (5) days of the Closing.

          (j) Buyer will be furnished with copies of all approvals and consents required in connection with this Agreement and a certificate by an officer or director of the Company and an officer or director of Sellers certifying that the same are in full force and effect.

          (k) Buyer will be furnished with a certificate of Sellers certifying
(i) that the representations and warranties of Sellers under this Agreement are true and correct as of the Closing, (ii) that there has been a breach of any covenant of Sellers under this Agreement, (iii) since the date of this Agreement there has been no adverse change in the business, financial condition or prospects of the Company, and (iv) there is no damage to or destruction of any of the property of the Company or any of the premises where the Company maintains offices or conducts its business that would materially impair the Company's operations or ability to conduct its business.

          (l) Buyer will be furnished with a certificate by an officer or director of the Company certifying (i) that the representations and warranties of the Company under this Agreement are true and correct as of the Closing, (ii) that there has been no breach of any covenant of the Company under this Agreement, (iii) since the date of this Agreement there has been no adverse change in the business, financial condition or prospects of the Company, and
(iv) there is no damage to or destruction of any of the property of the Company or any of the premises where the Company maintains offices or conducts its business that would materially impair the Company's operations or ability to conduct its business.

          (m) Sellers and the Company will be furnished with a certificate by an officer or director of Buyer certifying that the representations and warranties of Buyer under this Agreement are true and correct as of the Closing and that there has been no breach of any covenant of Buyer under this Agreement.

          (n) Buyer will be furnished with a certificate by an officer or director of the Company certifying that Buyer will be the only shareholder of the Company;

          (o) Buyer will be furnished with a certificate by an officer or director of the Company certifying that the officers and directors of the Company on conclusion of the Closing are as follows:

              (i)  Officers:

                   President:             Frank E. Jakubec

                   Vice President:        Dennis W. Swim

                   Secretary:             Dennis W. Swim

                   Treasurer:             Frank E. Jakubec

              (ii) Directors:

                   Robert S. Moore II

                   Michael A. Zahorik

          (p) Buyer will be furnished with a certificate by an officer or director of the Company certifying as of the conclusion of the Closing (i) the banks at which the Company has accounts, and (ii) the signatories on those accounts and their authority, all of which shall be subject to Buyer's approval.

          (q) The Company will be furnished with resignations by any current directors of the Company and by any officers and directors elected after the date of this Agreement who will not serve after the Closing, with a confirmation by each that such person has no claims whatsoever against the Company; and the Buyer will be furnished with copies of these.

          (r) The parties will furnish each other certificates by one of their officers or directors (i) certifying the adoption by their directors and, if necessary, by their shareholders, of resolutions authorizing the execution, delivery and performance of this Agreement and any other agreements and documents in connection herewith, and (ii) also certifying the names, positions and signatures of the persons authorized to sign on their behalf.

          (s) Sellers will furnish Buyer with certificates of the appropriate governmental authority in Kentucky dated within five (5) days of the Closing confirming that the Company is in existence and in good standing in its jurisdiction ("Certificates of Good Standing").

     9.2 Except for the certified copy of the Company's Articles of Incorporation and the Certificates of Good Standing, the agreements, certificates, consents and other documents to be executed and delivered at the Closing shall be dated the date of the Closing.

     9.3 Completion or satisfaction, as the case may be, of all of the requirements under Section 9.1 (including the correctness of the statements in the certificates and other documents delivered) are conditions precedent to completing the Closing under this Agreement. No part of the Closing under this Agreement will be deemed completed unless all requirements under this Agreement shall have been completed or satisfied.

10.  GOVERNING LAW

     10.1 This Agreement will be governed by and construed in accordance with the law of Texas which law shall, without limitation, govern the enforceability, validity and interpretation of this Agreement.

     10.2 If a dispute arises out of or relates to this Agreement, or the breach thereof, and if said dispute cannot be settled through negotiations, the parties agree first to try in good faith to settle the dispute by mediation in Houston, Texas under the Commercial Mediation Rules of the American Arbitration Association.

     10.3 In the event of any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or validity thereof, and such dispute cannot be settled or mediation is not successful in resolving such dispute and litigation shall become necessary, the parties agree to litigate such dispute, controversy or claim before the United States District Court having jurisdiction over Houston, Texas.

11.  AMENDMENT AND WAIVER

     11.1 This Agreement may not be amended or terminated except by an instrument in writing signed by all of the parties hereto.

     11.2 No provision of this Agreement and no right or obligation under this Agreement may be waived except by an instrument in writing signed by the party waiving the provision, right or obligation in question.

12.  ASSIGNMENT

     No party may transfer or assign any of its rights or obligations under this Agreement and any attempt thereto shall be null and void.

13.  NOTICES

     13.1 Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any party under this Agreement shall be in writing and shall be given to that party with copy at the addresses or fax numbers set forth below or, in the event of a change in any address or fax number then to such other address or fax number as to which notice of the change is given:

          (a)   If to Sellers:

          Mr. Frank E. Jakubec
          Mr. Dennis W. Swim
          103 South Street, P.O. Box 185
          Butler KY 41006
          Fax No.:  606-472-7061

          (b)   If to the Company:

          Butler Products Corporation
          103 South Street, P.O. Box 185
          Butler KY 41006
          Attn:  President
          Fax No.:  606-472-7061

          (c)   If to Buyer:

          Robert S. Moore II
          Executive Vice President
          Omni USA, Inc.
          7502 Mesa Road
          Houston TX 77028
          Fax No.:  713-635-6360

          With a copy to:

          Michael A. Zahorik, Esq.
          Omni USA, Inc.
          7502 Mesa Road
          Houston TX 77028
          Fax No.:  713-635-6360

     13.2 Notice shall be deemed given on receipt.

14.  SECTION HEADINGS

     Section headings are for convenient reference only and shall not affect the meaning or have any bearing on the interpretation of any provision of this Agreement.

15.  EXHIBITS

     The Exhibits to this Agreement are contained in a separate booklet signed by Sellers, Buyer and the Company.

16.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement among the parties with respect to the matters described herein and there have been no other agreements, representations, or warranties between the parties.

17.  COUNTERPARTS

     This Agreement may be executed in counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


SELLERS:                            BUYER:
                                    Omni USA, Inc.


/s/ Frank E. Jakubec                By:/s/ Robert S. Moore II
--------------------                   -------------------------
Frank E. Jakubec                       Robert S. Moore II
                                       Executive Vice President


/s/ Dennis W. Swim
------------------
Dennis W. Swim                      THE COMPANY:
                                    Butler Products Corporation


                                    By:/s/ Frank E. Jakubec
                                       --------------------
                                       Frank E. Jakubec
                                       President

                      Junior Subordinated Promissory Note



$333,333.00                                                      October 1, 1996

          Omni U.S.A., Inc., a Nevada corporation (the "Company"), for value received, hereby promises to pay to Frank E. Jakubec, or registered holder hereof (the "Holder"), at the principal office of the Holder or at such other place as the Holder may designate by written notice to the Company, the principal sum of Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($333,333.00), together with all accrued interest from and after the date hereof then unpaid, on October 1, 2003 (the "Maturity Date") or earlier as shall be provided herein.

          Unpaid principal amount hereof shall bear interest at the rate of 8% per annum from and after the date hereof until all unpaid principal and interest shall be paid in full on the Maturity Date. Interest shall be paid semi-annually on each March 31 and September 30 (unless such day is not a Business Day, in which event, on the next succeeding Business Day), commencing on March 31, 1997, until the Maturity Date. Principal shall be paid annually on each September 30 (unless such day is not a Business Day, in which event, on the next succeeding Business Day), commencing on September 30, 2001, until the Maturity Date.

          1. Definitions. The following terms for all purposes of this Junior Subordinated Promissory Note (the "Note") shall have the respective meanings specified below:

          "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the cities of Houston, Texas or Frankfort, Kentucky are authorized by law to be closed.

          "Indebtedness" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred purchase price of property or services, (v) all obligations of such Person as lessee under capital leases,
(vi) all indebtedness of others secured by a lien or any asset of such Person, whether or not such indebtedness is assumed by such Person, and (vii) all indebtedness of others guaranteed by such Person.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Senior Indebtedness" means all indebtedness of the Company, whether outstanding on the date of execution of this Note or thereafter created, incurred or assumed, except any such Indebtedness that by the terms of the instrument or instruments by which such Indebtedness was created, assumed or incurred expressly provides that it (i) is junior in right of payment to the Note or (ii) ranks pari passu in right of payment with the Note and any amendments, modifications or supplements to, or any renewals, extensions, deferrals, refinancing and refunding of any of the foregoing.

          2.  Subordination of the Note.    (a)  The Company, for itself, its
successors and assigns, covenants and agrees, and each holder of this Note, by its acceptance hereof, likewise covenants and agrees, that the obligations, liability and indebtedness of the Company evidenced by this Note and the payment of the principal hereof and interest thereon shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment and satisfaction in full of all Senior Indebtedness.

          (b) Each holder of this Note will not, without the express prior written consent of the holders of Senior Indebtedness, take or receive, and the Company will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment on, whether of interest or principal for the whole or any part of, the obligations evidenced by this Note; provided, that so long as no event of default under the Senior Indebtedness shall have occurred and be continuing or would occur as a result of, or after giving effect to, such payment, the Company may make, and the holder of this Note may receive, (i) on each March 31 and September 30 until the Maturity Date, semi-annual payments of interest accruing under this Note and (ii) beginning September 30, 2001, and each September 30 thereafter until the Maturity Date, payments of principal and/or unpaid interest.

          (c) Until the Senior Indebtedness shall have been paid in full in cash and satisfied, the Holder shall not obtain a judgment for the payment of, or collect the obligation represented by, this Note or any portion hereof without the express prior written consent of the holders of Senior Indebtedness, provided, that if any payment of principle set forth in paragragh 2(b) herein is not timely made, and remains unpaid for a period of ninety (90) days after written notice of default to the Company, in which case, the Company shall either (i) within the period of ninety (90) days after written notice of default to the Company, cure such default by the payment in $US dollars of all uncured principal amounts then due and owing , or (ii) after the period of ninety (90) days after written notice of default to the Company, the Company shall cure such default with the issuance to Holder of unregistered Company common stock at the conversion rate of four ($4.00) per share, rounded up to the nearest share, in complete settlement of all uncured principal amounts then due and owing. Except for payments permitted by this Paragraph 2, no payment or distribution of any kind or character, whether in cash, property or securities (including, without limitation, proceeds or collateral for the obligations evidenced by this Note), which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the Holder upon or in respect of the obligations evidenced by this Note shall be paid with respect to the Senior Indebtedness, and, except for payments permitted by this paragraph, the Holder shall not receive or accept any such payment or distribution or any benefit therefrom unless and until the Senior Indebtedness shall have been fully paid and satisfied.

          (d) Without limiting the generality of the foregoing provisions of this paragraph, in the event of any liquidation, termination, revocation or other winding-up of the Company, or in the event of any receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit or creditors or any proceeding by or against the Company for any relief under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to the relief of debtors, readjustment or indebtedness, reorganization, composition or extension of indebtedness, then, and in any such event, all Senior Indebtedness shall first be paid in full, before any payment or distribution is made in respect of this Note, and any payment or distribution of any kind or character, whether in cash, property or securities (including, without limitation, proceeds or collateral for this Note), which, but for the subordination provisions contained herein would otherwise be payable or deliverable to the Holder upon or in respect of this Note, shall instead by paid over or delivered to the holders of Senior Indebtedness or its representatives if the Senior Indebtedness has not been paid in full and satisfied, and the Holder shall not receive any such payment or distribution or any benefit therefrom unless and until the Senior Indebtedness shall have been fully paid and satisfied.

          (e) Subject to the payment in full of all Senior Indebtedness, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and interest on the Note shall be paid in full, and, for the purpose of such subrogation, (i) no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled, and no payment pursuant to the provisions of Paragraph 2 of this Note except for the provisions of Paragraph 2 of this Note to the holders of Senior Indebtedness by the Holder shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of the Note, and (ii) no payment or distributions of cash, property or securities to or for the benefit of the Holder pursuant to this subparagraph 2(e), which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Note.

              If any payment or distribution to which the Holder would otherwise have been entitled but for the provision of this Paragraph 2 shall have been applied, pursuant to the provisions of this Paragraph 2, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holder shall be entitled to receive from the holders of such Senior Indebtedness any payments of distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full of such Senior Indebtedness.

          3. Loss, Theft, Destruction or Mutilation of this Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, left, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, or, in case of mutilation, upon surrender and cancellation of this Note, the Company will make and deliver a new Note of like tenor, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this paragraph shall be dated as of the date to which interest has been paid on the Note.

          4.  Transfer of Note.    (a) The Holder, by acceptance hereof, agrees
that he will not, directly or indirectly, offer, agree to, sell, pledge, transfer or otherwise dispose of this Note, in whole or in part without the written consent of the Company.

          5. Events of Default. Subject to the provisions of Paragraph 2 hereof, the entire unpaid portion of this Note may be declared immediately due and payable by Holder, by written notice from such Holder to the Company upon the happening and continuing of any of the following events (each, an "Event of Default"):

              (i) The Company shall default in the payment of principal or interest under this Note when the same shall become due and payable and such default shall remain uncured for thirty (30) days or more after notice of such default is given to the Company by such Holder;

             (ii) The Company or any present or future subsidiary of the Company shall make an assignment for the benefit or creditors or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statue, law or regulation pertaining to insolvency or creditors' rights, or shall file any answer admitting the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of it or all or any substantial part of its properties;

           (iii) Any proceeding is filed against the Company or any present or future subsidiary of the Company, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertaining to solvency or creditors' rights, and such proceeding continues for 60 days undismissed, unstayed, unbonded and discharged; or

            (iv) Any adjudication against the Company or any present or future subsidiary thereof for payment of any money in excess of $5,000,000 shall be rendered which its not removed, satisfied or bonded within 60 days, except during such times execution has been stayed.

          6. Reimbursement. The Company agrees to reimburse the Holder of the Note for all its costs and expenses, including reasonable attorney fees, expended in collecting any amounts due hereunder or in otherwise enforcing any of its rights hereunder.

          7. Notices. All notices and other communications required or permitted to be given in respect of this Note shall be deemed to have been given or made if delivered personally or mailed by registered or certified mail, return receipt, by telecopier or by overnight courier, to the following parties at the following addresses, or, in each case, at such other address or addresses an any party shall hereafter specify by written notice to the others:

                    (I)       If to the Company, to:

                               Omni U.S.A., Inc.
                               7502 Mesa Road
                               Houston, Texas 77028
                               Attention:  Robert S. Moore II

                               With a copy to:

                               Omni U.S.A., Inc.
                               7502 Mesa Road
                               Houston Texas 77028
                               Attention: Michael A. Zahorik, Esq.

                    (ii)       If to Holder, to:

                               Frank E. Jakubec
                               103 South Street
                               Butler Kentucky 41006

          All such notices and communication, if mailed, shall be deemed to have been given on the third business day after the mailing thereof.

          8. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Texas without reference to the principle of conflicts of law thereof.

          9. Successors and Assigns. All covenants, stipulations, promises and agreements of the Company set forth in this Note shall be binding on its successor and assigns, whether so expressed or not.

          10. Heading. The heading of the paragraphs of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

          11. Waivers. The terms of this Note may not be amended, modified or eliminated except in writing and signed by the Company and Holder.

          IN WITNESS WHEREOF, Omni U.S.A., Inc. has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated as of the day and year first above written.

                                             OMNI U.S.A., INC.


                                             By: /s/ Robert S. Moore II
                                                 ----------------------
                                                 Robert S. Moore II
                                                 Executive Vice President
     ATTEST:


     By: /s/ Michael A. Zahorik
         ----------------------
         Michael A. Zahorik
         Secretary

                      Junior Subordinated Promissory Note


$166,667.00                                                      October 1, 1996

          Omni U.S.A., Inc., a Nevada corporation (the "Company"), for value received, hereby promises to pay to Dennis W. Swim, or registered holder hereof (the "Holder"), at the principal office of the Holder or at such other place as the Holder may designate by written notice to the Company, the principal sum of One Hundred Sixty-Six Thousand Six Hundred Sixty-Seven Dollars ($166,667.00), together with all accrued interest from and after the date hereof then unpaid, on October 1, 2003 (the "Maturity Date") or earlier as shall be provided herein.

          Unpaid principal amount hereof shall bear interest at the rate of 8% per annum from and after the date hereof until all unpaid principal and interest shall be paid in full on the Maturity Date. Interest shall be paid semi-annually on each March 31 and September 30 (unless such day is not a Business Day, in which event, on the next succeeding Business Day), commencing on March 31, 1997, until the Maturity Date. Principal shall be paid annually on each September 30 (unless such day is not a Business Day, in which event, on the next succeeding Business Day), commencing on September 30, 2001, until the Maturity Date.

          1. Definitions. The following terms for all purposes of this Junior Subordinated Promissory Note (the "Note") shall have the respective meanings specified below:

          "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the cities of Houston, Texas or Frankfort, Kentucky are authorized by law to be closed.

          "Indebtedness" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred purchase price of property or services, (v) all obligations of such Person as lessee under capital leases,
(vi) all indebtedness of others secured by a lien or any asset of such Person, whether or not such indebtedness is assumed by such Person, and (vii) all indebtedness of others guaranteed by such Person.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Senior Indebtedness" means all indebtedness of the Company, whether outstanding on the date of execution of this Note or thereafter created, incurred or assumed, except any such Indebtedness that by the terms of the instrument or instruments by which such Indebtedness was created, assumed or incurred expressly provides that it (i) is junior in right of payment to the Note or (ii) ranks pari passu in right of payment with the Note and any amendments, modifications or supplements to, or any renewals, extensions, deferrals, refinancing and refunding of any of the foregoing.

          2.  Subordination of the Note.    (a)  The Company, for itself, its
successors and assigns, covenants and agrees, and each holder of this Note, by its acceptance hereof, likewise covenants and agrees, that the obligations, liability and indebtedness of the Company evidenced by this Note and the payment of the principal hereof and interest thereon shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment and satisfaction in full of all Senior Indebtedness.

              (b) Each holder of this Note will not, without the express prior written consent of the holders of Senior Indebtedness, take or receive, and the Company will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment on, whether of interest or principal for the whole or any part of, the obligations evidenced by this Note; provided, that so long as no event of default under the Senior Indebtedness shall have occurred and be continuing or would occur as a result of, or after giving effect to, such payment, the Company may make, and the holder of this Note may receive, (i) on each March 31 and September 30 until the Maturity Date, semi-annual payments of interest accruing under this Note and (ii) beginning September 30, 2001, and each September 30 thereafter until the Maturity Date, payments of principal and/or unpaid interest.

              (c) Until the Senior Indebtedness shall have been paid in full in cash and satisfied, the Holder shall not obtain a judgment for the payment of, or collect the obligation represented by, this Note or any portion hereof without the express prior written consent of the holders of Senior Indebtedness, provided, that if any payment of principle set forth in paragragh 2(b) herein is not timely made, and remains unpaid for a period of ninety (90) days after written notice of default to the Company, in which case, the Company shall either (i) within the period of ninety (90) days after written notice of default to the Company, cure such default by the payment in $US dollars of all uncured principal amounts then due and owing, or (ii) after the period of ninety (90) days after written notice of default to the Company, the Company shall cure such default with the issuance to Holder of unregistered Company common stock at the conversion rate of four ($4.00) per share, rounded up to the nearest share, in complete settlement of all uncured principal amounts then due and owing. Except for payments permitted by this Paragraph 2, no payment or distribution of any kind or character, whether in cash, property or securities (including, without limitation, proceeds or collateral for the obligations evidenced by this Note), which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the Holder upon or in respect of the obligations evidenced by this Note shall be paid with respect to the Senior Indebtedness, and, except for payments permitted by this paragraph, the Holder shall not receive or accept any such payment or distribution or any benefit therefrom unless and until the Senior Indebtedness shall have been fully paid and satisfied.

              (d) Without limiting the generality of the foregoing provisions of this paragraph, in the event of any liquidation, termination, revocation or other winding-up of the Company, or in the event of any receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit or creditors or any proceeding by or against the Company for any relief under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to the relief of debtors, readjustment or indebredness, reorganization, composition or extension of indebtedness, then, and in any such event, all Senior Indebtedness shall first be paid in full, before any payment or distribution is made in respect of this Note, and any payment or distribution of any kind or character, whether in cash, property or securities (including, without limitation, proceeds or collateral for this Note), which, but for the subordination provisions contained herein would otherwise be payable or deliverable to the Holder upon or in respect of this Note, shall instead by paid over or delivered to the holders of Senior Indebtedness or its representatives if the Senior Indebtedness has not been paid in full and satisfied, and the Holder shall not receive any such payment or distribution or any benefit therefrom unless and until the Senior Indebtedness shall have been fully paid and satisfied.

              (e) Subject to the payment in full of all Senior Indebtedness, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and interest on the Note shall be paid in full, and, for the purpose of such subrogation, (i) no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holder would be entitled, and no payment pursuant to the provisions of Paragraph 2 of this Note except for the provisions of Paragraph 2 of this Note to the holders of Senior Indebtedness by the Holder shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of the Note, and (ii) no payment or distributions of cash, property or securities to or for the benefit of the Holder pursuant to this subparagraph 2(e), which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Note.

          If any payment or distribution to which the Holder would otherwise have been entitled but for the provision of this Paragraph 2 shall have been applied, pursuant to the provisions of this Paragraph 2, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holder shall be entitled to receive from the holders of such Senior Indebtedness any payments of distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full of such Senior Indebtedness.

          3. Loss, Theft, Destruction or Mutilation of this Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, left, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, or, in case of mutilation, upon surrender and cancellation of this Note, the Company will make and deliver a new Note of like tenor, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this paragraph shall be dated as of the date to which interest has been paid on the Note.

          4.  Transfer of Note.    (a) The Holder, by acceptance hereof, agrees
that he will not, directly or indirectly, offer, agree to, sell, pledge, transfer or otherwise dispose of this Note, in whole or in part without the written consent of the Company.

          5. Events of Default. Subject to the provisions of Paragraph 2 hereof, the entire unpaid portion of this Note may be declared immediately due and payable by Holder, by written notice from such Holder to the Company upon the happening and continuing of any of the following events (each, an "Event of Default"):

              (i) The Company shall default in the payment of principal or interest under this Note when the same shall become due and payable and such default shall remain uncured for thirty (30) days or more after notice of such default is given to the Company by such Holder;

              (ii) The Company or any present or future subsidiary of the Company shall make an assignment for the benefit or creditors or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statue, law or regulation pertaining to insolvency or creditors' rights, or shall file any answer admitting the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of it or all or any substantial part of its properties;

              (iii) Any proceeding is filed against the Company or any present or future subsidiary of the Company, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertaining to solvency or creditors' rights, and such proceeding continues for 60 days undismissed, unstayed, unbonded and discharged; or

              (iv) Any adjudication against the Company or any present or future subsidiary thereof for payment of any money in excess of $5,000,000 shall be rendered which its not removed, satisfied or bonded within 60 days, except during such times execution has been stayed.

          6. Reimbursement. The Company agrees to reimburse the Holder of the Note for all its costs and expenses, including reasonable attorney fees, expended in collecting any amounts due hereunder or in otherwise enforcing any of its rights hereunder.

          7. Notices. All notices and other communications required or permitted to be given in respect of this Note shall be deemed to have been given or made if delivered personally or mailed by registered or certified mail, return receipt, by telecopier or by overnight courier, to the following parties at the following addresses, or, in each case, at such other address or addresses an any party shall hereafter specify by written notice to the others:

              (I)  If to the Company, to:

                   Omni U.S.A., Inc.
                   7502 Mesa Road
                   Houston, Texas 77028
                   Attention:  Robert S. Moore II

                   With a copy to:

                   Omni U.S.A., Inc.
                   7502 Mesa Road
                   Houston Texas 77028
                   Attention: Michael A. Zahorik, Esq.

              (ii) If to Holder, to:

                   Dennis W. Swim
                   103 South Street
                   Butler Kentucky 41006

          All such notices and communication, if mailed, shall be deemed to have been given on the third business day after the mailing thereof.

          8. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Texas without reference to the principle of conflicts of law thereof.

          9. Successors and Assigns. All covenants, stipulations, promises and agreements of the Company set forth in this Note shall be binding on its successor and assigns, whether so expressed or not.

          10. Heading. The heading of the paragraphs of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

          11. Waivers. The terms of this Note may not be amended, modified or eliminated except in writing and signed by the Company and Holder.

          IN WITNESS WHEREOF, Omni U.S.A., Inc. has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated as of the day and year first above written.

                                             OMNI U.S.A., INC.


                                             By: /s/ Robert S. Moore II
                                                 -----------------------
                                                 Robert S. Moore II
                                                 Executive Vice President
ATTEST:


By: /s/ Michael A. Zahorik
    ----------------------
    Michael A. Zahorik
    Secretary

                             EMPLOYMENT AGREEMENT


          This Agreement made between Frank E. Jakubec (the "Employee"), whose address is 1644 Jeffrey Lane, Hebron, Kentucky, and Butler Products Corporation ("Butler"), whose principal place of business is located at 103 South Street, Butler, Kentucky, a wholly owned subsidiary of Omni USA, Inc. ("Omni"), a Nevada corporation.

          Omni is a manufacturer of certain products, including products under the name of Butler.

          Employee is currently employed by Butler and desires to continue his employment by Butler.

          In consideration of the preceding and the mutual covenants and Agreements set forth the Employee, Butler and Omni agree as follows:

          1.  Employment and Duties.

          1.1 Butler employs the Employee for the office of President of Butler. Employee's duties shall be those provided for the office in the bylaws of Butler and any additional powers or duties that may be determined from time to time by the Board of Directors of Butler. Employee's duties will include, at a minimum, the same duties and responsibilities currently undertaken by Employee. It is understood that the responsibilities of the Employee shall at all times be those of a person holding the office of President of Butler, and Employee shall perform those duties which are customarily performed by one holding such a position in a similar business enterprise.

          1.2 Employee agrees to devote his full time and attention to the business of Butler and the Employee shall not, at any time while this Agreement is in effect, directly or indirectly act as a partner, officer, director, consultant or employee of any other business enterprise in competition with Omni or Butler without the prior consent and approval of Butler's Board of Directors.

          1.3 Employee shall perform his primary duties at the principal place of business of Butler, located at 103 South Street, Butler, Kentucky except that the Employee may be required to travel and perform services in a location other than the principal place of Butler in connection with the performance of his duties.

          2. Term of Employment. This Agreement shall continue in effect for an initial term of two (2) years commencing October 1, 1996, and ending September 30, 1998, unless it is terminated sooner pursuant to the provisions of Section 6 of this Agreement. It is understood, however, that this Agreement shall not become effective until it has been approved by the Board of Directors of Butler. This Agreement, at the option of Butler's Board of Directors, may be extended for an additional three (3) one (1) year terms on the same terms and conditions set forth herein.

          3.   Compensation and Expenses.

          3.1 Butler will pay to the Employee as compensation for his services during the term of this Agreement a salary of $90,000 per year payable bi-monthly. Butler shall withhold from Employee's salary the amounts necessary for state and federal tax liabilities as may be required by law.

          3.2 Butler will pay to the Employee as an annual bonus, at the end of Omni's fiscal year, ten percent (10%) of Butler's Net Income after taxes in excess of $200,000. Butler shall withhold from Employee's salary the amounts necessary for state and federal tax liabilities as may be required by law.

          3.3 The Employee shall not be entitled to additional compensation beyond that provided in Section 3.1 of this Agreement for any services performed while a member of any committee of Butler. In the event that Employee becomes a member of the Board of Directors of Butler, he shall be paid such additional compensation as Butler may provide from time to time to other board members.

          3.4 Butler shall reimburse Employee the reasonable expenses which are incurred by Employee in the performance of his duties. Employee shall be required to submit to Butler an itemized statement of expenses and applicable receipts in order to receive reimbursement. Any expense reimbursement shall be subject to policies which may from time to time be adopted by the Board of Directors of Butler.

          4. Employee Benefits. During the time that he is employed by Butler the Employee shall be entitled to receive the following benefits in addition to the compensations specified in Section 3 above:

          4.1. The Employee shall be entitled to two weeks of vacation each year, during which time his compensation shall be paid by Butler. Vacation shall be taken at a time mutually agreed on between the Employee and the Board of Directors of Butler.

          4.2. Butler shall provide and maintain in effect current medical insurance with coverage as may be determined by the Board of Directors of Butler.

        4.3. Butler shall provide an automobile for use of the Employee. Butler will pay for repairs, maintenance and liability and property damage insurance. Only fuel for sales trips will be reimbursed by Butler. All other fuel charges will be at Employee's expense.

        4.4. The Employee shall have the right to participate in other employee benefit plans which may from time to time be adopted by the Board of Directors of Butler including but not limited to any life insurance plans, pension or profit sharing plans and bonus arrangements.

          5. Default by Employee. Omni, Butler and the Employee agree that the Employee's services to Butler are of a special and unique nature and in the event that the Employee breaches any provision of this Agreement Butler shall be entitled to commence an action in any court of competent jurisdiction in order to obtain damages for the Employee's breach or to enforce specific provisions of this Agreement or to restrain the Employee from further breaches of the Agreement. It is understood that Butler may suffer immediate and irreparable harm from the Employee's breach of this Agreement and if Butler has no adequate remedy at law it shall be entitled to an injunction in any court of competent jurisdiction to prevent the Employee's breach.

          6. Termination of Agreement. This Agreement shall remain in full force and effect during the term hereof unless it shall be sooner terminated by the occurrence of one of the following events:

        6.1.  Death of the Employee.

        6.2. The physical or mental disability of the Employee. The Employee shall be determined to be physically or mentally disabled if he is continuously unable or unwilling to perform the full extent of his duties to Butler for a period of three (3) month(s).

        6.3. The Employee and Corporation mutually agree that it would be in their best interests to terminate this Agreement, and the termination Agreement is reduced to writing and signed by both parties.

        6.4. Butler discontinues its business or is dissolved, liquidated, merged, consolidated, is determined to be insolvent or bankrupt, or sells substantially all of its assets.

        6.5. The Board of Directors of Butler, upon thirty (30) days prior written notice to Employee, determines to discharge Employee for cause, as defined herein, and thereby to terminate this Agreement. In such case, Butler shall pay Employee the amounts due and owing to Employee under this Agreement up to the date of discharge. The term "cause," as used herein, shall include, but shall not be limited to, wilful misconduct, dishonesty, theft, fraud, negligence, substance abuse or criminal activity. Notwithstanding, Butler shall have the right to terminate this Agreement for any reason, at any time, upon payment to Employee of all remaining installments of salaries due Employee hereunder.

          In the event of the Employee's physical or mental disability or in the event that the Employee breaches this Agreement or fails to faithfully perform his duties and obligations under this Agreement, immediate notice of termination may be given to the Employee. In the event of termination, the Employee shall be entitled to receive his full salary and benefits due and owing up to and including the day of termination.

          7. Assignment and Binding Effect. This Agreement is for personal services and neither party may assign or transfer any rights or obligations except as may be specifically provided for in this Agreement.

          8. Notices. Any notice which may be given under this Agreement shall be given in writing and delivered personally or sent by first class mail, postage prepaid, to the following address:

          If to Employee:               Frank E. Jakubec
                                        1644 Jeffrey Lane
                                        Hebron KY 41048

          If to Corporation:            Butler Products Corporation
                                        103 South Street
                                        Butler, KY 41006
                                        Attn: Board of Directors

          With a copy to:               Michael A. Zahorik, Esq.
                                        Omni USA, Inc.
                                        7502 Mesa Drive
                                        Houston TX 77028

Either party may change their designated address by giving notice pursuant to this section.

          9. Texas Law. This Agreement has been made and entered into in Texas, and it is intended that this Agreement shall be construed in accordance with the laws of Texas. Any action which may be brought in any court regarding this Agreement, shall be brought in the County of Harris, City of Houston, Texas.

            10.  Severability and Construction.

          10.1. If it is determined that any provision of this Agreement is invalid or of no force and effect, this shall not impair the remainder of the Agreement and all other provisions shall remain in full force and effect.

          10.2. The headings which are used throughout this Agreement are inserted for convenience only and do not change the meaning of the paragraphs which follow.

            11.  Waiver, Complete Agreement and Modification.

          11.1. A waiver of any breach of this Agreement shall not be construed as a waiver of any subsequent breach of the Agreement.

          11.2. This Agreement contains the full and complete Agreement between the parties, concerning the employment of the Employee and supersedes all prior statements, Agreements, understandings, or representations with respect to the employment of the Employee.

          11.3. This Agreement may only be modified in writing, signed by Employee and Butler and approved by Butler's Board of Directors.

Dated:  October 1, 1996



BUTLER PRODUCTS CORPORATION


By: /s/ Frank E. Jacubec
------------------------
Title: President


EMPLOYEE


/s/ Frank E. Jakubec
--------------------
Frank E. Jakubec


Approved by the Board of Directors of Butler on this 1st day of October, 1996.

                             EMPLOYMENT AGREEMENT


          This Agreement made between Dennis W. Swim (the "Employee"), whose address is 183 Meadow Creek Drive, Florence, Kentucky 41042 and Butler Products Corporation ("Butler"), whose principal place of business is located at 103 South Street, Butler, Kentucky, a wholly owned subsidiary of Omni USA, Inc. ("Omni"), a Nevada corporation.

          Omni is a manufacturer of certain products, including products under the name of Butler.

          Employee is currently employed by Butler and desires to continue his employment by Butler.

          In consideration of the preceding and the mutual covenants and Agreements set forth the Employee, Butler and Omni agree as follows:

          1.  Employment and Duties.

          1.1 Butler employs the Employee for the office of Vice President of Butler. Employee's duties shall be those provided for the office in the bylaws of Butler and any additional powers or duties that may be determined from time to time by the Board of Directors of Butler. Employee's duties will include, at a minimum, the same duties and responsibilities currently undertaken by Employee. It is understood that the responsibilities of the Employee shall at all times be those of a person holding the office of Vice President of Butler, and Employee shall perform those duties which are customarily performed by one holding such a position in a similar business enterprise.

          1.2 Employee agrees to devote his full time and attention to the business of Butler and the Employee shall not, at any time while this Agreement is in effect, directly or indirectly act as a partner, officer, director, consultant or employee of any other business enterprise in competition with Omni or Butler without the prior consent and approval of Butler's Board of Directors.

          1.3 Employee shall perform his primary duties at the principal place of business of Butler, located at 103 South Street, Butler, Kentucky except that the Employee may be required to travel and perform services in a location other than the principal place of Butler in connection with the performance of his duties.

          2. Term of Employment. This Agreement shall continue in effect for a term of five (5) years commencing October 1, 1996, and ending September 30, 2001, unless it is terminated sooner pursuant to the provisions of Section 6 of this Agreement. It is understood, however, that this Agreement shall not become effective until it has been approved by the Board of Directors of Butler.

          3.  Compensation and Expenses.

          3.1 Butler will pay to the Employee as compensation for his services during the term of this Agreement a salary of $60,000 per year payable bi-monthly. Butler shall withhold from Employee's salary the amounts necessary for state and federal tax liabilities as may be required by law.

          3.2 Butler will pay to the Employee as an annual bonus, at the end of Omni's fiscal year, five percent (5%) of Butler's Net Income after taxes in excess of $200,000. Butler shall withhold from Employee's salary the amounts necessary for state and federal tax liabilities as may be required by law.

          3.3 The Employee shall not be entitled to additional compensation beyond that provided in Section 3.1 of this Agreement for any services performed while a member of any committee of Butler. In the event that Employee becomes a member of the Board of Directors of Butler, he shall be paid such additional compensation as Butler may provide from time to time to other board members.

          3.4 Butler shall reimburse Employee the reasonable expenses which are incurred by Employee in the performance of his duties. Employee shall be required to submit to Butler an itemized statement of expenses and applicable receipts in order to receive reimbursement. Any expense reimbursement shall be subject to policies which may from time to time be adopted by the Board of Directors of Butler.

          4. Employee Benefits. During the time that he is employed by Butler the Employee shall be entitled to receive the following benefits in addition to the compensations specified in Section 3 above:

          4.1 The Employee shall be entitled to two weeks of vacation each year, during which time his compensation shall be paid by Butler. Vacation shall be taken at a time mutually agreed on between the Employee and the Board of Directors of Butler.

          4.2. Butler shall provide and maintain in effect current medical insurance with coverage as may be determined by the Board of Directors of Butler.

          4.3. Butler shall provide an automobile for use of the Employee. Butler will pay for repairs, maintenance and liability and property damage insurance. Only fuel for sales trips will be reimbursed by Butler. All other fuel charges will be at Employee's expense.

          4.4. The Employee shall have the right to participate in other employee benefit plans which may from time to time be adopted by the Board of Directors of Butler including but not limited to any life insurance plans, pension or profit sharing plans and bonus arrangements.

          5. Default by Employee. Omni, Butler and the Employee agree that the Employee's services to Butler are of a special and unique nature and in the event that the Employee breaches any provision of this Agreement Butler shall be entitled to commence an action in any court of competent jurisdiction in order to obtain damages for the Employee's breach or to enforce specific provisions of this Agreement or to restrain the Employee from further breaches of the Agreement. It is understood that Butler may suffer immediate and irreparable harm from the Employee's breach of this Agreement and if Butler has no adequate remedy at law it shall be entitled to an injunction in any court of competent jurisdiction to prevent the Employee's breach.

          6. Termination of Agreement. This Agreement shall remain in full force and effect during the term hereof unless it shall be sooner terminated by the occurrence of one of the following events:

          6.1.  Death of the Employee.

          6.2. The physical or mental disability of the Employee. The Employee shall be determined to be physically or mentally disabled if he is continuously unable or unwilling to perform the full extent of his duties to Butler for a period of three (3) month(s).

          6.3. The Employee and Corporation mutually agree that it would be in their best interests to terminate this Agreement, and the termination Agreement is reduced to writing and signed by both parties.

          6.4. Butler discontinues its business or is dissolved, liquidated, merged, consolidated, is determined to be insolvent or bankrupt, or sells substantially all of its assets.

          6.5. The Board of Directors of Butler, upon thirty (30) days prior written notice to Employee, determines to discharge Employee for cause, as defined herein, and thereby to terminate this Agreement. In such case, Butler shall pay Employee the amounts due and owing to Employee under this Agreement up to the date of discharge. The term "cause," as used herein, shall include, but shall not be limited to, wilful misconduct, dishonesty, theft, fraud, negligence, substance abuse or criminal activity. Notwithstanding, Butler shall have the right to terminate this Agreement for any reason, at any time, upon payment to Employee of all remaining installments of salaries due Employee hereunder.

          In the event of the Employee's physical or mental disability or in the event that the Employee breaches this Agreement or fails to faithfully perform his duties and obligations under this Agreement, immediate notice of termination may be given to the Employee. In the event of termination, the Employee shall be entitled to receive his full salary and benefits due and owing up to and including the day of termination.

          7. Assignment and Binding Effect. This Agreement is for personal services and neither party may assign or transfer any rights or obligations except as may be specifically provided for in this Agreement.

          8. Notices. Any notice which may be given under this Agreement shall be given in writing and delivered personally or sent by first class mail, postage prepaid, to the following address:

          If to Employee:               Dennis W. Swim
                                        183 Meadow Creek Drive
                                        Florence KY 41042

          If to Corporation:            Butler Products Corporation
                                        103 South Street
                                        Butler, KY 41006
                                        Attn: Board of Directors

          With a copy to:               Michael A. Zahorik, Esq.
                                        Omni USA, Inc.
                                        7502 Mesa Drive
                                        Houston TX 77028

Either party may change their designated address by giving notice pursuant to this section.

          9. Texas Law. This Agreement has been made and entered into in Texas, and it is intended that this Agreement shall be construed in accordance with the laws of Texas. Any action which may be brought in any court regarding this Agreement, shall be brought in the County of Harris, City of Houston, Texas.

          10. Severability and Construction.

        10.1. If it is determined that any provision of this Agreement is invalid or of no force and effect, this shall not impair the remainder of the Agreement and all other provisions shall remain in full force and effect.

        10.2. The headings which are used throughout this Agreement are inserted for convenience only and do not change the meaning of the paragraphs which follow.

          11.  Waiver, Complete Agreement and Modification.

        11.1. A waiver of any breach of this Agreement shall not be construed as a waiver of any subsequent breach of the Agreement.

        11.2. This Agreement contains the full and complete Agreement between the parties, concerning the employment of the Employee and supersedes all prior statements, Agreements, understandings, or representations with respect to the employment of the Employee.

        11.3 This Agreement may only be modified in writing, signed by Employee and Butler and approved by Butler's Board of Directors.

Dated:  October 1, 1996.



BUTLER PRODUCTS CORPORATION


By: /s/ Frank E. Jakubec
------------------------
Title: President



EMPLOYEE


/s/ Dennis W. Swim
------------------
Dennis W. Swim


Approved by the Board of Directors of Butler on this 1st day of October, 1996.

                           NONCOMPETITION AGREEMENT


     This agreement is entered into between Frank E. Jakubec (the "Employee"), whose address is 1644 Jeffrey Lane, Hebron, KY 41048, Butler Products Corporation ("Butler"), a Kentucky corporation, whose principal place of business is 103 South Street, Butler, Kentucky, and Omni USA, Inc. ("Omni"), a Nevada corporation, whose principal place of business is 7502 Mesa Drive, Houston, Texas.

     Omni is a manufacturer of certain products, including products under the name of Butler, Omni's wholly owned subsidiary.

     Butler desires to employ the Employee but would be injured if the Employee were allowed to compete with Butler or Omni.

     The Employee is to be employed by Butler in the position of President and Treasurer.

     It is a condition of the employment that Employee execute a covenant not to compete with Butler.

     Therefore, in consideration of mutual covenants and agreements it is agreed as follows:

     1. Employee is being employed by Butler for the position of President and Treasurer, however, this Agreement shall apply so long as Employee is employed by Butler in any capacity and for a period of two (2) years following termination of that employment. The Employee will not, directly or indirectly, become an officer, director, shareholder, employee, agent, partner, investor, advisor or owner of any business enterprise which is of a type or character similar to the business of Butler or Omni, or which competes with Butler or Omni and which business enterprise is doing business within North America.

     2. During the time that this agreement is in effect, Employee agrees to promptly notify Butler and Omni Board of Directors of any business enterprise in which he is engaged that is of a type or character similar to the business of Butler or Omni or which competes with Butler or Omni.

     3. During the time that this agreement is in effect, Employee agrees that he will not solicit or offer employment to any other employee of Butler or Omni, on behalf of any business enterprise of a type or character similar to the business of Butler or Omni or which competes with Butler or Omni.

     4. Employee agrees that in the event of breach of this agreement by Employee, Butler and Omni may pursue a civil action in any court of competent jurisdiction for damages it may sustain by reason of breach of this agreement by Employee, and in addition shall have the right to restrain any threatened or actual breach by Employee by seeking a temporary restraining order, preliminary injunction and permanent injunction.


Dated:  October 1, 1996


Employee                                      Butler Products Corporation


/s/ Frank E. Jakubec                          By: /s/ Frank E. Jakubec
--------------------                          ------------------------
Frank E. Jakubec                              Title: President

                                              Omni USA, Inc.


                                              By: /s/ Robert S. Moore II
                                              --------------------------
                                              Title: Executive Vice President

                           NONCOMPETITION AGREEMENT


     This agreement is entered into between Dennis W. Swim (the "Employee"), whose address is 183 Meadow Creek Drive, Florence, KY 41042, Butler Products Corporation ("Butler"), a Kentucky corporation, whose principal place of business is 103 South Street, Butler, Kentucky, and Omni USA, Inc. ("Omni"), a Nevada corporation, whose principal place of business is 7502 Mesa Drive, Houston, Texas.

     Omni is a manufacturer of certain products, including products under the name of Butler, Omni's wholly owned subsidiary.

     Butler desires to employ the Employee but would be injured if the Employee were allowed to compete with Butler or Omni.

     The Employee is to be employed by Butler in the position of Vice President and Secretary.

    It is a condition of the employment that Employee execute a covenant not to compete with Butler.

     Therefore, in consideration of mutual covenants and agreements it is agreed as follows:

     1. Employee is being employed by Butler for the position of Vice President and Secretary, however, this Agreement shall apply so long as Employee is employed by Butler in any capacity and for a period of two (2) years following termination of that employment. The Employee will not, directly or indirectly, become an officer, director, shareholder, employee, agent, partner, investor, advisor or owner of any business enterprise which is of a type or character similar to the business of Butler or Omni, or which competes with Butler or Omni and which business enterprise is doing business within North America.

     2. During the time that this agreement is in effect, Employee agrees to promptly notify Butler and Omni Board of Directors of any business enterprise in which he is engaged that is of a type or character similar to the business of Butler or Omni or which competes with Butler or Omni.

     3. During the time that this agreement is in effect, Employee agrees that he will not solicit or offer employment to any other employee of Butler or Omni, on behalf of any business enterprise of



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

a type or character similar to the business of Butler or Omni or which competes with Butler or Omni.

     4. Employee agrees that in the event of breach of this agreement by Employee, Butler and Omni may pursue a civil action in any court of competent jurisdiction for damages it may sustain by reason of breach of this agreement by Employee, and in addition shall have the right to restrain any threatened or actual breach by Employee by seeking a temporary restraining order, preliminary injunction and permanent injunction.


Dated:  October 1, 1996


Employee                               Butler Products Corporation


/s/ Dennis W. Swim                     By: /s/ Frank E. Jakubec
------------------                         --------------------
Dennis W. Swim                         Title: President

                                       Omni USA, Inc.


                                       By: /s/ Robert S. Moore II
                                           ----------------------
                                       Title: Executive Vice President



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